                                                                Exhibit 10.19(b)
                                  AMENDMENT ONE
                                       TO
                                LIMITED EXCLUSIVE
                              PATENT, COPYRIGHT AND
                           TRADEMARK LICENSE AGREEMENT


                                       FOR


                      PEREGRINE(TM) DOSE CALCULATION SYSTEM
                        FOR RADIATION TREATMENT PLANNING


                                     BETWEEN


                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA


                                       AND


                                NOMOS CORPORATION



                            LLNL Case No. TL-1613-99





                     Lawrence Livermore National Laboratory
                            University of California
                    P.O. Box 808, L-795, Livermore, CA 94551
                  Industrial Partnerships and Commercialization

                                    June 2000

                                  AMENDMENT ONE
                                       TO
                        LICENSE AGREEMENT NO. TL-1613-99

                                     BETWEEN

                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

                                       AND

                                NOMOS CORPORATION

                                       FOR

                      PEREGRINE(TM) DOSE CALCULATION SYSTEM
                        FOR RADIATION TREATMENT PLANNING


INTRODUCTION
This Amendment One to License Agreement No. TL-1613-99, for the "PEREGRINE(TM) Dose Calculation System For Radiation Treatment Planning," (the "License") is entered into by and between The Regents of the University of California ("THE REGENTS") and NOMOS Corporation ("LICENSEE"). This Amendment One, and the associated License Agreement, are subject to overriding obligations to the Federal Government pursuant to the provisions of THE REGENTS' Contract No. W-7405-ENG-48 with the United States Department of Energy ("DOE") for the operation of the Lawrence Livermore National Laboratory ("LLNL").

PURPOSE
The purpose of this Amendment One is to reflect a change in the scope of the original License Agreement to include the licensing of certain trademarks owned by THE REGENTS, as provided for in Attachment 1 (entitled "Limited Exclusive Patent, Copyright and Trademark License Agreement") to this Amendment One which is incorporated in its entirety by this reference.

AGREEMENT
NOW, THEREFORE, THE REGENTS and LICENSEE mutually agree to replace the original License Agreement having an effective date of July 20, 1999, with Amendment One to the License Agreement having an effective date of July 20, 1999.

THE REGENTS and LICENSEE hereby execute this Amendment One, in duplicate originals, by their respective duly authorized officers.

NOMOS CORPORATION                    THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

                                     LAWRENCE LIVERMORE NATIONAL LABORATORY


By: /s/ John W. Manzetti             By: /s/ Karena McKinley
    -------------------------------     -------------------------------------

             John W. Manzetti
Name:  Executive Vice President and  Name:   Karena McKinley
     -------------------------------      -----------------------------------
          Chief Financial Officer
Title:        Nomos Corporation      Title:      Director, IPAC
      ------------------------------       ----------------------------------

Date Signed:  June 23, 2000          Date Signed:     7/11/2000
            ------------------------             ----------------------------

                                  ATTACHMENT 1


                                LIMITED EXCLUSIVE
                              PATENT, COPYRIGHT AND
                           TRADEMARK LICENSE AGREEMENT


                                       FOR


                      PEREGRINE(TM) DOSE CALCULATION SYSTEM
                        FOR RADIATION TREATMENT PLANNING


                                     BETWEEN


                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA


                                       AND


                                NOMOS CORPORATION



                            LLNL Case No. TL-1613-99





                     Lawrence Livermore National Laboratory
                            University of California
                    P.O. Box 808, L-795, Livermore, CA 94551
                  Industrial Partnerships and Commercialization

                                    June 2000

                                  ATTACHMENT 1

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

INTRODUCTION..............................................................i

PURPOSE...................................................................i

AGREEMENT................................................................ii

1.    BACKGROUND..........................................................1

2.    DEFINITIONS.........................................................3

3.    LICENSE GRANT.......................................................8

4.    SUBLICENSING RIGHTS AND OBLIGATIONS.................................9

5.    FEES, ROYALTIES AND PAYMENTS........................................9

6.    PERFORMANCE OBLIGATIONS............................................10

7.    PROGRESS AND ROYALTY REPORTS.......................................12

8.    BOOKS AND RECORDS..................................................16

9.    TERM...............................................................17

10.   TERMINATION AND DISPOSITION OF LICENSED PRODUCTS...................18

11.   PATENT PROSECUTION AND MAINTENANCE.................................19

12.   PATENT, COPYRIGHT, AND TRADEMARK INFRINGEMENT......................20

13.   USE OF NAMES AND TRADEMARKS........................................22

14.   LIMITED WARRANTY...................................................23

15.   INDEMNIFICATION....................................................24

16.   INSURANCE..........................................................24

17.   WAIVER.............................................................26

18.   ASSIGNABILITY......................................................27

19.   LATE PAYMENTS......................................................27

20.   NOTICES............................................................27

21.   DISPUTES AND GOVERNING LAWS........................................28

22.   PATENT MARKING.....................................................29

23.   COPYRIGHT MARKING..................................................29

24.   GOVERNMENT APPROVAL OR REGISTRATION................................30

25.   EXPORT CONTROL LAWS................................................30

26.   FORCE MAJEURE......................................................30

27.   UNITED STATES PREFERENCE...........................................31

28.   PROPRIETARY INFORMATION............................................31

29.   MISCELLANEOUS......................................................31

30.   QUALITY CONTROL....................................................32

31.   TRADEMARK USE AND OWNERSHIP........................................33





EXHIBIT A - LICENSED PATENTS AND LICENSED COPYRIGHTS
EXHIBIT B - RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS
EXHIBIT C - FEES AND ROYALTIES
EXHIBIT D - MUTUAL NONDISCLOSURE AGREEMENT
EXHIBIT E - LICENSED TRADEMARKS

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------


                     LIMITED EXCLUSIVE PATENT, COPYRIGHT AND
                           TRADEMARK LICENSE AGREEMENT
                    FOR PEREGRINE(TM) DOSE CALCULATION SYSTEM
                        FOR RADIATION TREATMENT PLANNING


This Agreement is effective on the Effective Date by and between The Regents of the University of California ("THE REGENTS"), under its U.S. Department of Energy Contract No. W-7405-ENG-48 to manage and operate Lawrence Livermore National Laboratory ("LLNL"), and NOMOS Corporation, a Delaware corporation having its principal place of business at 2591 Wexford-Bayne Road, Sewickley, PA 15143. THE REGENTS is a corporation organized and existing under the laws of the State of California, with its principal office at 1111 Franklin Street, 12th Floor, Oakland, CA 94607-5200. THE REGENTS and NOMOS Corporation are referred to jointly as "Parties."

1.       BACKGROUND
1.1 Certain inventions characterized as the PEREGRINE(TM) Dose Calculation System ("Inventions") and certain copyrightable workS characterized as the computer program PEREGRINE(TM) version 1.1 ("Software"), described in LLNL patents, patent applicationS and copyrights listed in Exhibit A (LICENSED PATENTS AND LICENSED COPYRIGHTS), which may be useful for various radiation therapy applications, were made at LLNL and are covered by THE REGENTS' Patent Rights and THE REGENTS' Copyright Rights as defined in Article 2 (DEFINITIONS).

1.2 LLNL published a Commerce Business Daily announcement in which it sought one or more industrial partners to commercialize the PEREGRINE(TM) Dose Calculation System as a means of achieving LLNL's objective of ubiquitous, rapid distribution of

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

         PEREGRINE(TM) to radiation therapy clinics. NOMOS Corporation responded to LLNL's announcement and shares LLNL's objective IN commercializing the PEREGRINE(TM) Dose Calculation System.

1.3 NOMOS Corporation entered into a Mutual Nondisclosure Agreement provided in Exhibit D (MUTUAL NONDISCLOSURE AGREEMENT), which is incorporated herein, that allowed it to evaluate its interest in taking a license to the Inventions and Software.

1.4 NOMOS Corporation is interested in acquiring certain rights to the Inventions and Software for the development, manufacture, and sale of products and services based on the Inventions and Software. In addition to selling directly to its customers, NOMOS Corporation is willing to sell such products on an OEM basis or to sublicense Inventions and Software to other companies, including NOMOS Corporation's competitors, to facilitate ubiquitous, rapid distribution of the PEREGRINE(TM) Dose Calculation System.

1.5 THE REGENTS is willing to grant such rights so that the Inventions and Software may be developed and used to the fullest extent for the benefit of the Unites States' economy and the general public.

1.6 NOMOS Corporation recognizes that royalties due under this Agreement will be paid on licensed patent applications, issued patents, and copyrights.

1.7 The Parties have entered into a Work for Others agreement to facilitate transfer of the PEREGRINE(TM) Dose Calculation System to NOMOS Corporation for commercial development and to further develop the Inventions and Software.

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

1.8      NOMOS Corporation is a "small entity" as defined in 37 CFRss.1.9.

1.9 NOMOS Corporation is a "small business firm" as defined at section 2 of Pub. L. 85-536 (15 U.S.C.ss.632).

1.10 THE REGENTS has established and desires to preserve, protect, enhance and promote the international reputation and prestige of PEREGRINE technology and its derivatives including products and services incorporating or based on PEREGRINE technology, and NOMOS Corporation acknowledges and recognizes this reputation and prestige.

1.11 THE REGENTS owns and uses certain trademarks and service marks associated with PEREGRINE technology.

1.12 NOMOS Corporation desires a license to use certain of THE REGENTS' trademarks and service marks on, or in connection with, products and services based on or using PEREGRINE technology and THE REGENTS is willing, subject to the terms and conditions recited herein, to grant such a license.

THEREFORE, the Parties agree as follows:

2.       DEFINITIONS

2.1      "Effective Date" means July 20, 1999.

2.2 "Field of Use" is the application or use defined in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS).

2.3      "Government" means the United States Government.

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

2.4 "Lease Price" means gross income from a contract by which LICENSEE or its sublicensees conveys Licensed Products for a specified term at a specified fee.

2.5 "Licensed Methods" are any methods, procedures, processes, or other subject matter whose use or practice would constitute an infringement of THE REGENTS' Patent Rights but for the license granted to LICENSEE under this Agreement.

2.6      "Licensed Patents" are:

         2.6.1 U.S. patents and U.S. patent applications specified in Exhibit A (LICENSED PATENTS AND LICENSED COPYRIGHTS), and U.S. patents AMENDMENT ONE resulting from these applications and continuations of these applications, including divisionals resulting from these applications, but not including continuation-in-part applications resulting from these applications;

         2.6.2    reissues of 2.6.1;

         2.6.3 foreign patent applications filed under Article 11 (PATENT PROSECUTION AND MAINTENANCE) and patents resulting from these applications; and,

         2.6.4    Licensable WFO Subject Inventions.

2.7 "Licensed Products" are products that 1) incorporate or are produced by the practice of subject matter claimed in Licensed Patents, and whose manufacture, use, sale, import, or offer for sale would constitute an infringement of THE REGENTS' Patent Rights, or 2) duplicate, display, perform, or are Derivative Works of the subject matter of Licensed Copyrights and whose duplication, distribution, display, or performance would constitute

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

         an infringement of Licensed Copyrights, but for the license granted to LICENSEE under this Agreement.

2.8      "LICENSEE" means NOMOS Corporation.

2.9 Net Sales," as used in this Agreement to compute royalties, means the aggregate Sale Price, Lease Price, and Service Price of Licensed Products and Licensed Methods by LICENSEE and any sublicensees in transactions throughout the world with independent third parties for cash, or other consideration as mutually agreed by the Parties, using generally accepted accounting principles.

         No deductions will be made from Net Sales for commissions paid to individuals whether they are with independent sales agencies or regularly employed by LICENSEE and on its payroll, or for cost of collections.

2.10     "Sale Price" means the gross invoice selling price after deducting:

         2.10.1   Discounts allowed in amounts customary in the trade;

         2.10.2 Sales, tariff duties or use taxes directly imposed and with reference to particular sales;

         2.10.3 Actually paid and limited to rejections, returns, and prompt payment and volume discounts granted to customers of Licensed Products, whether in cash or Licensed Products in lieu of cash;

         2.10.4 Freight, transport packing, insurance charges associated with transportation; and

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

         2.10.5 Taxes, tariff, or import/export duties based on sales when included in gross sales, but not value-added taxes or taxes assessed on income derived from such sales.

         The Sale Price of Licensed Products and Licensed Methods that are disposed of other than by sale or lease is LICENSEE'S gross invoice selling price for products of similar kind and quality, sold in similar quantities provided that the Sale Price shall not be less than the minimum value established in section C.2 of Exhibit C (FEES AND ROYALTIES). If LICENSEE is not currently offering comparable products for sale, then the Sale Price is the average gross invoice selling price at which products of similar kind and quality, sold in similar quantities, are currently offered for sale by other manufacturers. If comparable products are not currently sold or offered for sale by others, then the Sale Price will be LICENSEE'S cost of manufacture, determined by LICENSEE'S customary accounting procedures, plus LICENSEE'S standard markup.

2.11 "Sales of Licensed Products" means sale or lease of Licensed Products or performance of services using Licensed Products, Licensed Methods or Licensed Copyrights.

2.12 "Service Price" means gross income from services performed by LICENSEE or its sublicensees using Licensed Products, Licensed Methods, or Licensed Copyrights, including gross income for support, maintenance, and repair services.

2.13 "THE REGENTS' Patent Rights" are THE REGENTS' rights in Licensed Patents under applicable patent laws.

2.14 "THE REGENTS' Copyright Rights" means THE REGENTS' rights in Licensed Copyrights under applicable copyright laws.

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

2.15 "Licensed Copyrights" means the copyrighted works listed in Exhibit A (LICENSED PATENTS AND LICENSED COPYRIGHTS) and Licensable WFO Computer Software.

2.16 "Derivative Work" means a work that is based on one or more pre-existing works and that, if reproduced, distributed to the public, or displayed publicly or performed publicly without permission of the owner of the pre-existing work, would constitute copyright infringement.

2.17 "Licensable WFO Subject Inventions" means Contractor's Subject Inventions arising from the WFO to which rights have been waived to THE REGENTS by DOE for licensing in accordance with THE REGENTS' Contract No. W-7405-ENG-48 with DOE.

2.18     "WFO" means Work for Others Agreement No. L-8788 by and between the
         Parties.

2.19 Licensable WFO Computer Software" means Contractor's Computer Software arising from the WFO in which the Contractor has been given permission to assert copyright in accordance with its prime contract with DOE.

2.20 "Use Sublicense" means any agreement by LICENSEE or a sublicensee which grants to end users, only the right to use, on a single computer or compute server, object code versions of Licensed Products.

2.21 "THE REGENTS' Trademarks" means any trademark, service mark, logo, insignia, seal, design or other symbol/device used by THE REGENTS and associated with or referring to PEREGRINE technology, and its derivatives, and products and services based on PEREGRINE technology.

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

2.22 "Licensed Trademarks" means THE REGENTS' Trademarks listed in the attached Exhibit E (LICENSED TRADEMARKS), incorporated herein by this reference.

2.23     "Territory" means the countries listed in Exhibit E.

3.       LICENSE GRANT

3.1 The license rights granted to LICENSEE by THE REGENTS are set forth in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS).

3.2 The Government retains a paid-up, royalty-free, nontransferable, worldwide, irrevocable license to practice Licensed Patents by or on behalf of the Government. The Government has certain other rights under 35 U.S.C.ss.ss.200-212 and applicable regulations.

3.3 The Government retains for itself and others acting on its behalf a paid-up, royalty-free, worldwide, irrevocable license in Licensed Copyrights to reproduce, prepare Derivative Works, and perform publicly and display publicly. Beginning ten (10) years after January 14, 1999, subject to possible five-year renewals, the Government is granted for itself and others acting on its behalf a paid-up, nonexclusive, irrevocable worldwide license in Licensed Copyrights to reproduce, prepares, distribute copies to the public, perform publicly and display publicly, and to permit others to do so.

3.4 The Government retains for itself the right to indicate on any similar goods or services produced by or for the Government that such goods were derived from and are a DOE version of the goods or services protected by Licensed Trademarks, with the trademark and the owner thereof being specifically identified. In addition, the Government shall have the right to use Licensed Trademarks in print or communications media.

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

3.5 THE REGENTS reserves all rights not otherwise granted in this Agreement and the right to use THE REGENTS' Patent Rights, THE REGENTS' Copyright Rights, and THE REGENTS' Trademark Rights for educational and research purposes.

4.       SUBLICENSING RIGHTS AND OBLIGATIONS

4.1 The sublicensing rights granted to LICENSEE by THE REGENTS are set forth in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS), Paragraph B.2.

4.2 LICENSEE will provide THE REGENTS with an executed copy of each sublicense within thirty (30) days of execution of the agreement.

4.3 LICENSEE must include in any sublicense all the rights and obligations due THE REGENTS and the Government set forth in this Agreement.

4.4 LICENSEE will promptly forward to THE REGENTS any reports and statements it receives from sublicensees under Article 4.3.

4.5 LICENSEE must include in all sublicenses the notice that upon termination of this Agreement for any reason, THE REGENTS will automatically succeed to all rights of LICENSEE arising from sublicenses granted under this Agreement.

5.       FEES, ROYALTIES AND PAYMENTS

5.1 As partial consideration for rights granted to LICENSEE, LICENSEE will pay to THE REGENTS a license issue fee and maintenance fees as set forth in Exhibit C (FEES AND ROYALTIES).

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

5.2 As further consideration for rights granted to LICENSEE, LICENSEE will pay to THE REGENTS a minimum annual royalty and an earned royalty based on Net Sales as set forth in Exhibit C (FEES AND ROYALTIES).

5.3 LICENSEE will pay royalties to THE REGENTS according to the schedule specified in Article 7 (PROGRESS AND ROYALTY REPORTS).

5.4 LICENSEE will pay all fees and royalties in U.S. dollars collectible at par in San Francisco, California. When Licensed Products are sold for currencies other than U.S. dollars, earned royalties will first be determined in the foreign currency of the country in which the Licensed Products were sold and then converted into equivalent U.S. dollars. The exchange rate is that rate quoted in the Wall Street journal on the last business day of the reporting period and is quoted as local currency per U.S. dollar. LICENSEE will be responsible for all bank transfer charges.

5.5 Notwithstanding the provisions of Article 26 (FORCE MAJEURE), if at any time legal restrictions would prevent LICENSEE from making payment of part or all of any royalties in any country outside the U.S. from LICENSEE'S source of funds outside the U.S., LICENSEE will convert the amount owed to THE REGENTS into U.S. funds and pay THE REGENTS directly from LICENSEE'S U.S. source of funds.

5.6 No royalties are due on Net Sales to the Government. LICENSEE will reduce the amount charged for such sales by an amount equal to the royalty otherwise due THE REGENTS.

6.       PERFORMANCE OBLIGATIONS

6.1 LICENSEE, upon execution of this Agreement, will diligently proceed with development, regulatory approvals, manufacture, and sale of Licensed Products and use of Licensed Methods, and earnestly and diligently endeavor to market the same as specified in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS).

6.2 During the term of this Agreement, LICENSEE will demonstrate a continuing effort to commercialize and sell Licensed Products and use Licensed Methods to meet market demand.

6.3 If LICENSEE does not meet the performance obligations specified in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS), THE REGENTS may at its sole option: (a) convert the limited exclusive license for Licensed Patents, Licensed Copyrights(and Licensed Trademark to a nonexclusive license; (b) negotiate with LICENSEE a new schedule and conditions for continuation of a limited exclusive license; or (c) terminate this Agreement.

6.4 THE REGENTS will notify LICENSEE if THE REGENTS is approached by a third party seeking a license to make, use, or sell Licensed Products in LICENSEE'S Field of Use. LICENSEE will negotiate in good faith with that third party to grant a sublicense for any Licensed Patents or Licensed Copyrights ~r Licensed Trademarks in the market for which LICENSEE and existing sublicensees are not meeting commercial demand. The determination to grant a sublicense may be based on LICENSEE'S business interests. LICENSEE will provide THE REGENTS with justification for denying any such sublicense.

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

6.5 During the term of this Agreement, LICENSEE will conduct normal, continuous business operations. If LICENSEE seeks protection under any United States bankruptcy proceedings during the term of this Agreement, LICENSEE will notify THE REGENTS in writing no later than seventy-two
         (72) hours after the bankruptcy filing. THE REGENTS has the option to terminate this Agreement upon a bankruptcy filing by the LICENSEE.

7.       PROGRESS AND ROYALTY REPORTS

7.1 SEMI-ANNUAL PROGRESS REPORT: LICENSEE will submit to THE REGENTS semi-annual progress reports according to the following schedule:

                           DUE DATE                  FOR PREVIOUS PERIOD
                           February 28               July 1 - December 31
                           August 31                 January 1 - June 30

         The progress report must cover LICENSEE'S activities in meeting the performance obligations set forth in Article 6 (PERFORMANCE OBLIGATIONS) and Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS), and must include at a minimum the following information:

         Name of LICENSEE

         License Number

         Date of Report

         Reporting period

         Summary of work completed

         Summary of work in progress

         Current schedule of anticipated events or milestones

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

         Description of Licensed Products or Licensed Methods under development

         Licensed Patents, Licensed Copyrights, and Licensed Trademarks practiced or incorporated into each Licensed Product and Licensed Method under development

         Anticipated market introduction date of Licensed Products/ Methods

         Commercial name of Licensed Products/ Methods

         A summary of resources (dollar value) spent in the reporting period on commercialization efforts

         Name and summary of activities of sublicensees, if any

         Changes in corporate ownership (see Article 18, ASSIGNABILITY)

         Change in small entity status (see Article 1, BACKGROUND)

         Addition of and/or participation in an affiliate

         Existence of and/or participation in a joint venture

7.2 FIRST COMMERCIAL SALE: Within thirty (30) days following the first commercial sale of each type of Licensed Product in the U.S. and each country outside the U.S. by LICENSEE, LICENSEE will report to THE REGENTS, at a minimum, the following information:

         License Number

         Name of LICENSEE

         Date of Report

         Date of First Commercial Sale or Lease

         Place of First Commercial Sale or Lease

         Description of Licensed Products /Methods sold or leased

         Licensed Patents, Licensed Copyrights, and Licensed Trademarks practiced or incorporated

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

7.3 QUARTERLY WRITTEN ROYALTY REPORTS: After the First Commercial Sale of Licensed Products or Licensed Methods anywhere in the world by LICENSEE, LICENSEE will submit quarterly written royalty reports to THE REGENTS as follows:

                           Due date     For previous period
                           February 28  October 1 - December 31
                           May 31       January 1 - March 31
                           August 31    April 1 - June 30
                           November 30  July 1 - September 30

         If LICENSEE has not sold or used any Licensed Products or Licensed Methods during the reporting period, LICENSEE will so state in the royalty report.

         The quarterly royalty report must include at a minimum the following information:

         License Number

         Name of LICENSEE

         Date of Report

         Reporting period

         Report of sales:

         For each type of Licensed Products /Methods:

         Name/ description of each type of product or process

                  A.       Domestic sales:

                           1.       Description of Licensed Products/ Methods

                           2.       Unit price (sale, lease, and/or use)

                           3.       Units sold in U.S.

                           4.       Units leased in U.S.

                           5.       Gross sales in U.S.

                           6.       Net Sales in U.S.

                           7.       Accrued royalties

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

                           8. If Government approval requirements apply to sale/use of the Licensed Product/Method (see
                                    Article 24, GOVERNMENT APPROVAL OR
                                    REGISTRATION), provide details.

                  B.       Foreign sales:

                           1.       Country of sales

                           2.       Description of Licensed Products/ Methods

                           3.       Unit price (sale, lease, and/or use)

                           4.       Units sold in each country

                           5.       Units leased in each country

                           6.       Gross sales in each country

                           7.       Net Sales in each country

                           8.       Monetary exchange rate

                           9.       Accrued royalties in $U.S.

                           10. If foreign government approval/ registration requirements apply to sale/use of the Licensed Product/Method (see Article 24, GOVERNMENT APPROVAL OR REGISTRATION), provide details.

                  C.       Government Sales:

                           1.       Description of Licensed Products /Methods

                           2.       Unit price (sale, lease, and/or use)

                           3.       Units sold

                           4.       Units leased

                           5.       Gross sales

                           6.       Net Sales to the Government

         Provide information A-C for each type of product or process sold

                  D.       Royalties Due THE REGENTS

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

         Minimum Royalty paid    Total accrued royalties to date   Royalties Due
         for this calendar year  for this calendar year

7.4 LICENSEE will provide THE REGENTS with an annual audited statement of royalty accounts within sixty (60) days after the end of each calendar year. THE REGENTS will protect such statements as Proprietary Information and not disseminate them unless required by law.

7.5 LICENSEE will report in writing to THE REGENTS, within ten (10) days of their occurrence, dates of the following events pertaining to performance obligations specified in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS):

         7.5.1 LICENSEE'S filings of relevant regulatory applications pertaining to Licensed Products in accordance with B.5.1.

         7.5.2    Each grant of clearance by the FDA for Licensed Products.

         7.5.3 LICENSEE'S compliance with performance obligations specified in B.5.2, B.5.4, B.5.5, B.5.6, and B.5.7.

8.       BOOKS AND RECORDS

8.1 LICENSEE will keep books and records accurately showing the manufacture, use, sale, and lease of Licensed Products, Licensed Methods and Licensed Copyrights, and Sales of Licensed Products under this Agreement. LICENSEE will preserve such books and records for at least five (5) years after the date of the royalty payment to which they


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         apply. Such books and records will be open for inspection by representatives or agents of THE REGENTS at all reasonable times, with reasonable notice given.

8.2 THE REGENTS will pay the costs incurred by its representatives or agents to examine LICENSEE'S books and records. If there is an error adverse to THE REGENTS in LICENSEE'S royalty accounting, then LICENSEE will pay THE REGENTS within ten (10) days the amount necessary to correct such error. If there is an error adverse to THE REGENTS in LICENSEE'S royalty accounting of more than ten percent (10%) of the total royalties due for any year, then LICENSEE will pay the costs incurred by THE REGENTS' representatives and agents for such examination.

8.3 LICENSEE will provide THE REGENTS with an annual audited financial statement of LICENSEE, including at a minimum a balance sheet and operating statement or LICENSEE'S annual report. Such statement will be due to THE REGENTS within one hundred twenty (120) days following the close of LICENSEE'S fiscal year to which such statement relates.

9.       TERM

9.1 The term of this Agreement is the longer of either the term of the license to Licensed Patents or the term of the license to Licensed Copyrights.

9.2 The term of the license to Licensed Patents will commence on the Effective Date and, unless terminated by operation of law or by acts of the Parties under this Agreement, will remain in effect until the expiration or abandonment of all Licensed Patents.


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9.3      The term of the license to Licensed Copyrights will commence on the
         Effective Date and, unless terminated by operation of law or by acts of the Parties under this Agreement, will remain in effect for ten (10) years from January 14, 1999, the date on which THE REGENTS received permission to assert copyright. The term of the license to Licensed Copyrights may be renewed for additional five-year periods for the life of the copyright upon mutual written agreement of the Parties.

10.      TERMINATION AND DISPOSITION OF LICENSED PRODUCTS

10.1 If LICENSEE fails to perform any material term or covenant of this Agreement, THE REGENTS may give written notice to LICENSEE that if LICENSEE has not cured such failure within sixty (60) days after the effective date of receipt of the notice, this Agreement will terminate at the end of such sixty- (60) day period or at the end of such longer period as may be set forth in THE REGENTS' notice.

10.2 LICENSEE may terminate this Agreement by giving at least thirty (30) days prior written notice to THE REGENTS.

10.3 Termination of this Agreement will not relieve LICENSEE of any obligation or liability accrued hereunder prior to such termination, nor rescind any payments due or paid to THE REGENTS prior to the time such termination becomes effective. Such termination will not affect, in any manner, any rights of THE REGENTS arising under this Agreement prior to such termination. Any and all obligations of the Parties under this Agreement will remain in effect until properly fulfilled or otherwise discharged, notwithstanding the completion or early termination of this Agreement.


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10.4     Within thirty (30) days after termination of this Agreement by either
         Party, LICENSEE will provide THE REGENTS with a written inventory of all Licensed Products in process of manufacture or in stock on the date of termination. LICENSEE may complete Licensed Products in the process of manufacture at the time of termination, and may dispose of Licensed Products for sixty (60) days after the date of termination provided that LICENSEE pays royalties to THE REGENTS on such dispositions. At the conclusion of the sixty (60) day period, LICENSEE will destroy any remaining Licensed Products in stock or in process of manufacture and certify such destruction to THE REGENTS.

10.5 LICENSEE may not practice Licensed Patents or use Licensed Copyrights or Licensed Trademarks after the date of termination of this Agreement except as necessary to complete the manufacture of Licensed Products as permitted under Article 10.4.

10.6 LICENSEE agrees that all legal rights and goodwill associated with THE REGENTS' Trademarks shall remain the property of THE REGENTS and LICENSEE shall make no claim thereto.

10.7 This Agreement will terminate, effective thirty (30) days after the effective date of notice by THE REGENTS, if LICENSEE ceases to carry on its business.

11.      PATENT PROSECUTION AND MAINTENANCE


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11.1     THE REGENTS will prosecute U.S. patent applications and maintain U.S.
         patents licensed under this Agreement at THE REGENTS' expense, unless otherwise agreed by the Parties.

11.2 LICENSEE may request foreign rights in Licensed Patents, if such rights are available. Unless requested herein, LICENSEE must request in writing such rights, and specify the countries in which it wants rights, within seven (7) months after the filing date of the U.S. applications. Failure to request such rights will be considered an election not to seek foreign rights. THE REGENTS may file patent applications at its own expense in any country in which LICENSEE has not elected to secure foreign rights, and LICENSEE has no rights to any such foreign applications and resultant patents.

11.3 LICENSEE will pay all costs, including those incurred by THE REGENTS prior to the Effective Date, associated with preparation, filing, prosecution, and maintenance of Licensed Patents in foreign countries in which LICENSEE obtains rights under this Agreement. All Licensed Patents will be held in the name of THE REGENTS and obtained using counsel selected by THE REGENTS.

11.4 LICENSEE may terminate its license to foreign patent applications or patents, and its obligation to pay any further costs for those foreign rights, upon ninety (90) days written notice to THE REGENTS. THE REGENTS or the Government may, at its sole discretion and expense, continue prosecution and/or maintenance of any patents or applications for which LICENSEE has relinquished rights.

12.      PATENT, COPYRIGHT, AND TRADEMARK INFRINGEMENT


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12.1     If LICENSEE learns of the possible infringement by a third party of any
         Licensed Patents, Licensed Copyrights, or Licensed Trademarks, LICENSEE will inform THE REGENTS in writing within thirty (30) days and provide all known evidence of the infringement. LICENSEE will not contact such third party concerning the infringement without prior written approval of THE REGENTS. The Parties will use their best efforts to terminate such infringement without litigation.

12.2 LICENSEE may request in writing that THE REGENTS take legal action against an infringer of any Licensed Patents, Licensed Copyrights, or Licensed Trademarks, which request must include reasonable evidence of the infringement and of potential damages to LICENSEE. Within one hundred (100) days after the date of receipt by THE REGENTS of LICENSEE'S request, if the infringement continues, THE REGENTS will notify LICENSEE in writing that THE REGENTS will either:

12.2.    Commence suit on its own account; or

         12.2.2 Refuse to participate in such suit. LICENSEE may thereafter bring suit for infringement at its own expense if, and only if, THE REGENTS elects not to commence suit and if the infringement occurred during the period and in a jurisdiction where LICENSEE has exclusive rights under this Agreement. However, in the event LICENSEE elects to bring suit in accordance with this Article, THE REGENTS may thereafter join such suit at its own expense. If THE REGENTS elects to not participate in such suit, LICENSEE may join THE REGENTS in any suit in which THE REGENTS is a necessary party for the suit


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                  to proceed, and if so joined the LICENSEE will pay all
                  reasonable costs of THE REGENTS associated with joining the suit as a necessary party to the litigation.

12.3 Any legal or equitable action brought under this Article 12 will be at the expense of the Party bringing such legal or equitable action and all recoveries will belong to such Party. Legal or equitable action brought jointly by THE REGENTS and LICENSEE and participated in by both will be at the joint expense of the Parties in such proportions as are agreed to in writing, and all recoveries will be shared by them in proportion to the expense paid by each Party, or otherwise as they may agree in writing.

12.4 The Parties will cooperate with each other in legal and equitable proceedings instituted against an infringing third party, but such cooperation by a Party will be at the expense of the Party bringing such legal or equitable action; if both Parties bring the action, the principles of Article 12.3 will apply. Such legal or equitable action will be controlled by the Party bringing the legal or equitable action, except that THE REGENTS may be represented by counsel of its choice in any action brought by LICENSEE.

13.      USE OF NAMES AND TRADEMARKS
         Except for the use of Licensed Trademarks as authorized herein, neither Party has any right to use any name, trade name, trademark, or other designation of the other Party (including any contraction, abbreviation, or simulation) in advertising, publicity, or other promotional activities. Unless required by law, the use of the name "Lawrence Livermore National Laboratory," or "The Regents of the University of California," or the name of any University of California campus by LICENSEE is expressly prohibited under California Education Code ss.92000. Upon request of THE REGENTS,


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         LICENSEE will issue express disclaimers of any support, endorsement, or sponsorship by THE REGENTS of LICENSEE or LICENSEE'S activities.

14.      LIMITED WARRANTY

14.1 THE REGENTS has the right to grant the license granted in this Agreement.

14.2 THIS LICENSE AND THE ASSOCIATED INVENTIONS AND SOFTWARE ARE PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. THE REGENTS AND DOE MAKE NO REPRESENTATION OR WARRANTY THAT LICENSED PRODUCTS OR LICENSED METHODS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT.

14.3 IN NO EVENT WILL THE REGENTS OR DOE BE LIABLE FOR ANY INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES RESULTING FROM EXERCISE OF THIS LICENSE OR THE USE OF THE SOFTWARE, INVENTIONS, LICENSED METHODS, OR LICENSED PRODUCTS, OR LICENSED TRADEMARKS.

14.4     Nothing in this Agreement will be interpreted as:

         14.4.1 A warranty or representation by THE REGENTS as to the validity or scope of Licensed Patents, Licensed Copyrights, or Licensed Trademarks; or

         14.4.2 A warranty or representation that anything made, used, duplicated, displayed, performed, sold, or otherwise disposed of under the license granted in this


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                  Agreement is or will be free from infringement of
                  intellectual property rights of third parties; or

         14.4.3 Any obligation to bring suit against a third party for patent, copyright, or trademark infringement; or

         14.4.4 Conferring by implication, estoppel, or otherwise any license or rights under 1) any patents of THE REGENTS other than Licensed Patents, regardless of whether such patents are dominant or subordinate to Licensed Patents or 2) any copyrights of THE REGENTS other than Licensed Copyrights as defined in this Agreement or 3) any trademarks or service marks of THE REGENTS other than Licensed Trademarks as defined in this Agreement; or

         14.4.5 An obligation to furnish to LICENSEE or any third party any know-how, improvements, or Derivative Works not specifically provided in this Agreement.

15.      INDEMNIFICATION

         LICENSEE will, and will require its sublicensees to, indemnify, hold harmless, and defend THE REGENTS, DOE, their officers, employees, and agents; the sponsors of the research that led to the Inventions, Software, and Trademarks; and the inventors and authors against any claims, suits, losses, liabilities, damages, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. LICENSEE will pay any and all costs, including reasonable attorney fees, incurred by THE REGENTS in enforcing this indemnification.

16.      INSURANCE


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16.1     LICENSEE will insure its activities relating to this Agreement at its own cost with an insurance company acceptable to THE REGENTS. LICENSEE will obtain, keep in force, and maintain insurance as follows with an insurance company acceptable to THE REGENTS or an equivalent program of self-insurance: Comprehensive or Commercial Form General Liability Insurance, including contractual liability and product liability, with coverage as follows:

         16.1.1 Each occurrence coverage of not less than One Million Dollars ($1,000,000.00); and

         16.1.2 Product Liability Insurance: completed operations aggregate coverage of not less than Ten Million Dollars
                  ($10,000,000.00); and

         16.1.3 Personal and Advertising Injury: coverage of not less than One Million Dollars ($1,000,000.00); and

         16.1.4 General Aggregate (Commercial Form Only): coverage of not less than Five Million Dollars ($5,000,000.00).

         These coverages do not limit the liability of LICENSEE to THE REGENTS in any way. LICENSEE will provide THE REGENTS, upon request, with certificates of insurance or self-insurance, including renewals that show compliance with these requirements. LICENSEE'S failure to maintain such required insurance will be considered a material breach of this Agreement.


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16.2     If the required insurance is written on a claims-made form, coverage must provide a retroactive date of placement before or coinciding with the Effective Date of this Agreement.

16.3 LICENSEE will maintain the general liability insurance specified in this Article 16 during the period that the Licensed Patents, Licensed Copyrights, or Licensed Trademarks are being used and/or Licensed Products are being sold or otherwise commercially distributed by LICENSEE, and for a period of not less than five (5) years thereafter.

16.4     LICENSEE'S insurance coverage must:

         16.4.1 Provide for at least thirty (30) days advance written notice to THE REGENTS of cancellation or any modification; 16.4.2 Indicate that DOE, THE REGENTS, and their respective officers, employees, students, and agents, are endorsed on the policy as additional named insureds; and

         16.4.3 Include a provision that the coverage is primary and does not participate with, or is in excess of, any valid and collectible insurance, program, or self-insurance carried or maintained by THE REGENTS.

17.      WAIVER


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17.1     No provision of this Agreement is deemed waived and no breach excused unless such waiver or consent is made in writing and signed by the Party to have waived or consented.

17.2 Failure on the part of either Party to exercise or enforce any right of such Party under this Agreement will not be a waiver by such Party of any right, or operate to bar the enforcement or exercise of the right at any time thereafter.

18.      ASSIGNABILITY
         This Agreement is binding on and inures to the benefit of THE REGENTS, its successors and assigns, but is personal to LICENSEE. Any assignment or bankruptcy assumption of this Agreement requires prior written consent of THE REGENTS which consent shall not be unreasonably withheld.

19.      LATE PAYMENTS
         If THE REGENTS does not receive payments or fees due from LICENSEE hereunder when due, LICENSEE must pay such payments or fees within sixty (60) days plus interest charges at the rate of ten percent (10%) simple interest per annum from the date on which the payment was originally due, or THE REGENTS may terminate this Agreement in accordance with its terms.

20.      NOTICES
         Any report, payment, notice, or other communication that either Party receives under this Agreement must be in writing and will be properly given and effective on the date of delivery if delivered in person (including delivery by courier service), or the fifth (5th)


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         day after mailing if mailed by first-class certified mail, postage paid, to the addresses given below (or to an address designated by written notice to the other Party), or the date of facsimile with confirmed receipt.

        In the case of LICENSEE:              NOMOS Corporation
                                              2591 Wexford-Bayne Road
                                              Sewickley, PA  15143
                                              Attention:  President
                                              Phone:  724-934-8200
                                              Fax:  724-934-5488

        In the case of THE REGENTS:



        All correspondence, original progress Lawrence Livermore National
        reports, and royalty reports:         Laboratory Industrial Partnerships
                                              and Commercialization P.O. Box
                                              808, L-795, 7000 East Avenue,
                                              L-795Livermore, CA  94550
                                              Attention:  Director, IPAC
                                              Fax:  925-423-8988

        Payments and copies of corresponding  Lawrence Livermore National
        royalty reports:                      Laboratory P.O. Box 5517
                                              Livermore, CA  945551

21.      DISPUTES AND GOVERNING LAWS

         The Parties will attempt to jointly and promptly resolve any disputes arising from this Agreement. If the Parties are unable to resolve a dispute within a reasonable time from one Party's written notice to the other that dispute resolution has begun, then either Party may commence proceedings in a court of competent jurisdiction. This Agreement will be governed by the laws of the State of California, U.S.A., without regard to such State's conflict of laws provisions.


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22.      PATENT MARKING
         LICENSEE will mark all Licensed Products and their containers that are made, used, sold, or otherwise disposed of under this Agreement in accordance with applicable patent marking laws.

23.      COPYRIGHT MARKING
         For all Licensed Products that incorporate Licensed Copyrights, LICENSEE will affix to all copies of such Licensed Products and their containers that are made, used, or sold or otherwise distributed under this Agreement:

         a) the proper copyright notice in accordance with applicable copyright marking laws; and

         b)       the following notice:

         "NOTICE: The Government is granted for itself and others acting on its behalf a paid-up, nonexclusive, irrevocable, worldwide license in this data to reproduce, prepare Derivative Works, and perform publicly and display publicly. Beginning ten (10) years after January 14, 1999, and subject to any subsequent five (5) year renewals, the Government is granted for itself and others acting on its behalf a paid-up, nonexclusive, irrevocable, worldwide license in this data to reproduce, prepare Derivative Works, distribute copies to the public, perform publicly and display publicly, and to permit others to do so. NEITHER THE UNITED STATES NOR THE UNITED STATES DEPARTMENT OF ENERGY, NOR THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, NOR ANY OF THEIR EMPLOYEES, MAKES ANY WARRANTY,


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         EXPRESS OR IMPLIED, OR ASSUMES ANY LEGAL LIABILITY OR RESPONSIBILITY
         FOR THE ACCURACY, COMPLETENESS, OR USEFULNESS OF ANY INFORMATION, APPARATUS, PRODUCT, OR PROCESS DISCLOSED, OR REPRESENTS THAT ITS USE WOULD NOT INFRINGE PRIVATELY OWNED RIGHTS."

24.      GOVERNMENT APPROVAL OR REGISTRATION
         If this Agreement or any associated transaction is required by the law of any jurisdiction to be approved, permitted, or registered with any governmental agency, LICENSEE assumes all obligations to do so. LICENSEE will notify THE REGENTS if LICENSEE becomes aware that this Agreement is subject to a United States or foreign government reporting, permitting, or approval requirement. LICENSEE will make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting, permitting, or approval process.

25.      EXPORT CONTROL LAWS
         LICENSEE will comply with all applicable United States and foreign laws and regulations concerning the transfer of Licensed Products and related technical data, including but not limited to International Traffic in Arms Regulations (ITAR) and Export Administration Regulations (EAR).

26.      FORCE MAJEURE
         The Parties will be excused from any performance required hereunder if such performance is rendered impossible or unfeasible due to any Acts of God, catastrophes, or other major events beyond their reasonable control, including, without limitation, war,


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         riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lock-outs, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. However, either Party will have the right to terminate this Agreement pursuant to this Article upon sixty (60) days prior written notice if either Party is unable to fulfill its obligations under this Agreement due to any of the causes mentioned above and such inability continues for a period of one (1) year.

27.      UNITED STATES PREFERENCE
         LICENSEE agrees that any Licensed Products and Licensed Methods for applications, use, or sale shall be manufactured substantially in the United States.

28.      PROPRIETARY INFORMATION
         The term of the Mutual Nondisclosure Agreement (MNDA) between the Parties, attached as Exhibit D (MUTUAL NONDISCLOSURE AGREEMENT), is hereby extended for the term of this Agreement. The confidentiality obligation of the MNDA will also apply to any other Proprietary Information provided in connection with this Agreement that is clearly marked in accordance with the MNDA, such as patent prosecution, engineering drawings, process and technical information, and other related information not contemplated when the MNDA was executed.

29.      MISCELLANEOUS

29.1 The headings of the Articles of this Agreement are for reference only and do not affect the interpretation of this Agreement.


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29.2     Any amendment or modification of this Agreement must be in writing and signed by each Party.

29.3 This Agreement, with the attached Exhibits A, B, C, D, and E embodies the entire understanding of the Parties with respect to the subject matter of this Agreement, and supersedes all other communications, representations, or understandings, either oral or written, between the Parties with respect to such subject matter.

29.4 If any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect, such provision will be enforced to the extent legally permissible and such invalidity, illegality, or unenforceability will not affect any other provisions of the Agreement, and this Agreement will be construed as if the invalid, illegal, or unenforceable provision, or relevant portion, were never in this Agreement.

29.5 Except as specifically provided in Exhibit B, Paragraph B.5.1, neither Party is an agent of the other and neither will have any power to contract for or bind the other Party for any purpose.

30.      QUALITY CONTROL
30.1 LICENSEE acknowledges that maintenance of high quality of the Licensed Products, and LICENSEE'S certification of such quality to THE REGENTS as provided for in this Article 30, are material conditions for LICENSEE'S use of Licensed Trademarks on Licensed Products or for Licensed Methods.

30.2 LICENSEE will request in writing THE REGENTS' approval to use Licensed Trademarks on each of its Licensed Products and for each of its Licensed Methods.


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         LICENSEE will include in such requests, a written certification to THE
         REGENTS that Licensed Products manufactured by LICENSEE and its sublicensees meet the performance and quality specifications of sections 3.1 (Dose Calculation), 4.0 (Performance), and 6.0 (Quality) of System Requirements Specifications (SRS) Document PG-0060v1.1, which specifications may be adjusted by THE REGENTS from time to time. LICENSEE'S initial certification will occur prior to first Sales of Licensed Products and thereafter prior to first Sales of Licensed Products, which Licensed Products embody changes of sufficient magnitude to require, in accordance with LICENSEE'S normal practices, an Engineering Change Order for product release.

30.3 All matters concerning quality control requiring the approval of THE REGENTS or the exercise of its discretion shall be the sole subjective discretion of THE REGENTS. A submission for approval shall be deemed disapproved unless THE REGENTS provides LICENSEE a written notice of approval within ten (10) days after receipt by THE REGENTS.

30.4 If at any time THE REGENTS denies or withdraws its approval of the use of Licensed Trademarks on a Licensed Product or for a Licensed Method, LICENSEE shall immediately cease all use of the Licensed Trademarks on such Licensed Products and shall remove such from public sale or distribution. In such event, THE REGENTS shall not be liable to LICENSEE for any costs or expenses incurred by LICENSEE in the design, manufacture, distribution, advertising, promotion, or sale of Licensed Products for which THE REGENTS has withdrawn its approval.

31.      TRADEMARK USE AND OWNERSHIP


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31.1     LICENSEE agrees to use the Licensed Trademarks only in the form and manner and with appropriate legends, as prescribed from time to time by THE REGENTS, and not to use any other trademark combination with any said Licensed Trademarks without the prior written approval of THE REGENTS. LICENSEE agrees it will not alter, modify or otherwise misuse the Licensed Trademarks.

31.2 LICENSEE agrees that, upon request by THE REGENTS, it shall cause to appear on or within each Licensed Product, by means of tag, label, imprint, or other appropriate device, such trademark or [service mark] notices as THE REGENTS may from time to time, upon reasonable notice, designate. Failure to include such notices or use of improper notices, shall constitute grounds for termination by THE REGENTS of the grant of rights to Licensed Trademarks to LICENSEE and shall preclude LICENSEE from disposal of Licensed Products after such termination, as provided in Article 10 (TERMINATION AND DISPOSITION OF LICENSED PRODUCTS).

31.3 LICENSEE acknowledges the ownership of THE REGENTS' Trademarks including Licensed Trademarks in THE REGENTS, and LICENSEE agrees that it will do nothing inconsistent with such ownership, and that use of the Licensed Trademarks by LICENSEE shall inure to the benefit of THE REGENTS. LICENSEE agrees that it shall not apply for registration or seek to obtain ownership of any of THE REGENTS' Trademarks in any nation.

31.4 LICENSEE agrees that it will use the Licensed Trademarks only in the manner authorized by this Agreement and will comply with all applicable local, State of California, Federal, and International laws.


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31.5     LICENSEE shall cooperate with THE REGENTS in the registration of
         Licensed Trademarks. LICENSEE shall supply samples of such Licensed Products or invoices or other documents relating to the sale of Licensed Products to THE REGENTS for use in filing and prosecution of such applications and/or registrations. LICENSEE shall cooperate with THE REGENTS in making and terminating registered user entries. These obligations shall survive termination of this Agreement.

31.6 LICENSEE acknowledges THE REGENTS' exclusive rights in THE REGENTS' Trademarks and, further, acknowledges that the Licensed Trademarks are unique and original to THE REGENTS and that THE REGENTS is the owner thereof. LICENSEE shall not, at any time during or after the effective term of this Agreement dispute or contest, directly or indirectly, THE REGENTS' exclusive right and title to the Licensed Trademarks or the validity thereof.

31.7 All rights with respect to any designs, logos or artwork that LICENSEE may incorporate or use in conjunction with the Licensed Trademarks shall be deemed the sole and exclusive property of THE REGENTS. In this regard, if necessary, LICENSEE agrees to assign to THE REGENTS all right, title and interest to and in such designs, logos and/or artwork including all copyright and trademark rights associated therewith. LICENSEE is not permitted to make any copyright claims to any designs or graphics that include the Licensed Trademarks.

31.8 LICENSEE recognizes the goodwill associated with the Licensed Trademarks and acknowledges that said goodwill belongs to THE REGENTS.


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                                                                   Amendment One
--------------------------------------------------------------------------------

31.9 THE REGENTS will prosecute U.S. trademark registrations and maintain U.S. trademarks licensed under this Agreement at THE REGENTS' expense, unless otherwise agreed by the Parties.

31.10 LICENSEE may request foreign rights in Licensed Trademarks, if such rights are available. Unless requested herein, LICENSEE must request in writing such rights, and specify the countries in which it wants rights, within eighteen (18) months of the Effective Date. Failure to request such rights will be considered an election not to seek foreign trademark rights. THE REGENTS may register trademarks at its own expense in any country in which LICENSEE has not elected to secure foreign trademark rights, and LICENSEE has no rights to any such foreign trademarks.

31.11 LICENSEE will pay all costs incurred by THE REGENTS on or after June 1, 2000, associated with preparation, registration, prosecution, and maintenance of Licensed Trademarks in foreign countries in which LICENSEE obtains rights under this Agreement. All Licensed Trademarks will be held in the name of THE REGENTS and obtained using counsel selected by THE REGENTS.

31.12 LICENSEE may terminate its license to foreign trademarks and its obligation to pay any further costs for those trademark rights, upon ninety (90) days written notice to THE REGENTS. THE REGENTS or the Government may, at its sole discretion and expense, continue prosecution and/or maintenance of any trademarks for which LICENSEE has relinquished rights.


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NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

              EXHIBIT A - LICENSED PATENTS AND LICENSED COPYRIGHTS


A.1      THE LICENSED PATENTS ARE AS FOLLOWS:

UNITED STATES PATENTS GRANTED:

------------------- -------------------- ------------------------------- -------------------------- ------------------
    Invention
Disclosure Number      Patent Number                 Title                       Inventors             Issue Date
------------------- -------------------- ------------------------------- -------------------------- ------------------
IL-9839             5,870,697            Calculation of Radiation        William P. Chandler,       2/9/99
                                         Therapy Dose Using all          Christine L.
                                         Particle Monte Carlo Transport  Hartmann-Siantar, James
                                                                         A. Rathkopf
------------------- -------------------- ------------------------------- -------------------------- ------------------
IL-10165            6,029,079            Evaluated Teletherapy Source    Lawrence J. Cox, Alexis    2/22/00
                                         Library (ETSL)                  E. Schach von Wittenau
------------------- -------------------- ------------------------------- -------------------------- ------------------

UNITED STATES PATENT APPLICATIONS:

------------------- ---------------- ----------------------- -------------------------- --------------- --------------
    Invention           Patent               Title                   Inventors           Filing Date    Priority Date
Disclosure Number     Application
                        Number
------------------- ---------------- ----------------------- -------------------------- --------------- --------------
IL-10350            09/238297        System and Method for   Paul M. Bergstrom,         1/28/99         11/12/98
                                     Radiation Dose          Thomas Daly, Edward I.
                                     Calculation Within      Moses, Ralph Patteson,
                                     sub-Volumes of a        Dewey Garret, Ronald
                                     Monte Carlo Based       House, Christine
                                     Particle Transport      Hartmann-Siantar,
                                     Grid                    Lawrence J. Cox, Donald
                                                             H. Fujino, Alexis E.
                                                             Schach Von Wittenau
------------------- ---------------- ----------------------- -------------------------- --------------- --------------
IL-10351            09/247653        FALCON:  Automated      Tser-Yuan Yang, Edward     2/9/99          9/10/98
                                     Optimization for        I. Moses, Christine L.
                                     Arbitrary Criteria      Hartmann-Siantar
------------------- ---------------- ----------------------- -------------------------- --------------- --------------
IL-10472            09520287         Correlated Histogram    Alexis E. Schach von       3/7/00          3/8/00
                                     Representation of       Wittenau
                                     Monte Carlo Derived
                                     Medical Accelerator
                                     Photon-Output Phase
                                     Spaces
------------------- ---------------- ----------------------- -------------------------- --------------- --------------


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                                                                   Amendment One
--------------------------------------------------------------------------------

FOREIGN PATENTS GRANTED:  None

FOREIGN PATENT APPLICATIONS:

------------------- -------------------- ------------------------------- -------------------------- ------------------
    Invention          International
Disclosure Number      Serial Number                 Title                       Inventors             Filing Date
------------------- -------------------- ------------------------------- -------------------------- ------------------
IL-9839             97915859.9-EP All    Calculation of Radiation        William P. Chandler,       2/28/97
                    EP Countries         Therapy Dose Using All          Christine L.
                                         Particle Monte Carlo Transport  Hartmann-Siantar, James
                                                                         A. Rathkopf
------------------- -------------------- ------------------------------- -------------------------- ------------------
IL-9839             521883/1977-JP       Calculation of Radiation        William P Chandler,        2/28/97
                                         Therapy Dose Using All          Christine L.
                                         Particle Monte Carlo Transport  Hartmann-Siantar, James
                                                                         A. Rathkopf
------------------- -------------------- ------------------------------- -------------------------- ------------------
IL-9839             2248862-CA           Calculation of Radiation        William P. Chandler,       2/28/97
                                         Therapy Dose Using All          Christine L.
                                         Particle Monte Carlo Transport  Hartmann-Siantar, James
                                                                         a. Rathkopf
------------------- -------------------- ------------------------------- -------------------------- ------------------

FUTURE PATENT RIGHTS

Licensable WFO Subject Inventions will be added by amendment.


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--------------------------------------------------------------------------------

A.2      THE LICENSED COPYRIGHTS ARE AS FOLLOWS:


COPYRIGHT ASSERTION

PEREGRINE(TM), Version 1.1
1a.      Software Acronym:
         PEREGRINE.

1b.      Short Title:
         3D All Particle Monte Carlo code to calculate radiation dose delivered to cancer patients.

2.       Authors Names and Affiliations:
         Paul M. Bergstrom, William P. Chandler, Lila Chase, Larry J. Cox, Tom
         P. Daly, Don H. Fujino, Dewey N. Garrett, Brian L. Guidry, Ron K. House, Don Y. Jong, Dave A. Knapp, Sarita S. May, Edward I. Moses, Clark, L. Powell, James A. Rathkopf, Christine L. Hartmann Siantar, Alexis E. Schach von Wittenau, Rosemary S. Walling, Steve I. Warshaw, Jody A White, (LLNL).

3.       Software Completion Date: July 1999.

4.       Brief Description:
         PEREGRINE is a 3D All Particle Monte Carlo Code that calculates the dose to cancer patients from a variety of clinical radiation sources. PEREGRINE utilizes large nuclear, atomic, and electron databases, the patient CT scan data, and the Monte Carlo method to accurately calculate the dose delivered to a patient for photon teletherapy sources. The results of the dose calculation are then written to a file for graphical display over the CT scan data.

5.       Method of Solution:
         PEREGRINE uses conventional analog and condensed history Monte Carlo radiation transport methods to calculate dose three-dimensional dose distributions in the body. It reads input from standard treatment planning exchange files.

6.       Computer(s) for which software is written:  UNIX workstation.

7.       Operating System:
         UNIX, Solaris.

8.       Programming Language(s) Used:
         Fortran (physical transport), C (I/O), Perl (scripting language used to run PEREGRINE), Tcl/Tk (scripting and control).


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--------------------------------------------------------------------------------

9.       Software Limitations:
         Must run on a UNIX workstation with >128MB RAM/CPU.

10.      Unique Features of the Software:
         PEREGRINE package includes a PEREGRINE Monte Carlo transport software, LLNL generated atomic data.

11.      Related and Auxiliary Software:
         None.

12.      Other Programming or Operating Information or Restrictions:
         None.

13.      Hardware Requirements:
         UNIX workstation with >128MB RAM/CPU.

14.      Time Requirements:
         Time requirements vary substantially with the complexity of the problem addressed.


TECHNICAL DESCRIPTION OF LICENSED COPYRIGHTS

The files are:

libpg - PEREGRINE Monte Carlo library source files:

alias_sampling.F
alias_sampling_choice.F
check.F
direction_cosines.F
dose_mesh_data.F
electron_data.F
electron_physics.F
elpo_distribution.h
energy_groups.F
energy_groups.h
epsilon.h file_io.F
form_factors.F
material_data.F
mesh_data.F
particle_attributes.h
particle_bank.F
particle_bank.h


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NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

particle_intercepts.F
pg.F pg_instantiate_device.F
pg_transport.F photon_data.F
photort._physics.F
place_deposit.F
radial_function.F
random_numbers.F
random_numbers.h
source_data.F
source_electron_Physics.F
source_geometry.F
source_particle.F
source_photori.physics.F
source_rejection.F
source_transport.F
timer.F
track_particle.F
transform_coordinates.
F transform_coordinates.h
versim-pglib.h

libtpi - Treatment Planning Interface source files:

beam_geometry.c
ct_scan.c
dose.c
dose-array.c
f77_wrapper.c
inst_log_file.c
log_msg.c
runtime_diagnostics.c
scanner_data.c
structurex
tpi_Support.c
tpi_Support.h
version.h

libtsl - Teletherapy Source Library source files:
beam_device_compare.c
crc_checksurn.c
device_data.c
f77_wrapper.c


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                                                                   Amendment One
--------------------------------------------------------------------------------

fit_data.c
fit_data.h
instantiate_device.c
modify_one_device.c
pdt_data.c
runtime_options.c
transform._one_device.c
tsl_support.c
tsl-support.h

include - source files:

case_data.h
distributed_data.h
histo.h
material_data.h
pdt_data.h pg.h
pg_constants.h
pg_exec.h
pg_types.h
physics_constants.h
runtime_options.h
timer.h
tpi.h
tsl.h
tuning_parameters.h

Single-Threaded test executive and utilities source files

Master Slave executive source files

FUTURE COPYRIGHT RIGHTS:
------------------------

Licensable WFO Computer Software will be added by amendment.


                                      -42-
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                                                                   Amendment One
--------------------------------------------------------------------------------

EXHIBIT B - RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS

                                     NOTICE
                                     ------

       LICENSEE CONSIDERS INFORMATION IN THIS EXHIBIT B TO BE PROPRIETARY.

B.1      RIGHTS GRANTED

         B.1.1    Rights to Licensed Patents
                  Subject to the limitations set forth in this Agreement, THE REGENTS hereby grants to LICENSEE an exclusive, nontransferable, royalty-bearing license to: a) make, have made, use, sell, offer for sale, and import Licensed Products in the Field of Use, and b) practice Licensed Methods in the Field of Use.

         B.1.2    Rights to Licensed Copyrights
                  Subject to the terms and conditions of this Agreement, THE REGENTS grants to LICENSEE an exclusive, nontransferable, royalty-bearing license to duplicate, display, perform, make Derivative Works, distribute and have distributed, and sell Licensed Products covered by Licensed Copyrights in the Field of Use.

         B.1.3    Rights to Licensed Trademarks
                  Subject to the terms and conditions of this Agreement, THE REGENTS hereby grants LICENSEE an exclusive license to use Licensed Trademarks, in corresponding Territories, as specified in Exhibit E (LICENSED TRADEMARKS), on Licensed Products or for Licensed Methods in the Field of Use.

         B.1.4 "Field of Use" means planning human and animal cancer therapies based on tumor irradiation with photons or electrons that are generated either by a radiation


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--------------------------------------------------------------------------------

                  source external to the patient (teletherapy) or by a radiation source internal to the patient (brachytherapy).

B.2      SUBLICENSING RIGHTS

         THE REGENTS also grants to LICENSEE the right to issue royalty-bearing sublicenses to third parties in the Field of Use, having rights no greater than those granted to LICENSEE, provided that LICENSEE has exclusive rights in such Licensed Patents, Licensed Copyrights, and Licensed Trademarks in the Field of Use at the time of sublicensing. LICENSEE may issue sublicenses to Licensed Trademarks only in conjunction with LICENSEE'S sublicensing of Licensed Patents and Licensed Copyrights.
         A Use Sublicense is considered to be a Licensed Product and not a sublicense as contemplated in this B.2.

B.3      RIGHTS EXCLUDED

         Rights that are not specifically granted in this Exhibit B or elsewhere in this Agreement are specifically excluded from the license. In particular, no license, express or implied, is granted to LICENSEE to Licensed Trademarks outside the corresponding Territory as specified in Exhibit E (LICENSED TRADEMARKS).

B.4.     FUTURE RIGHTS
         Licensable WFO Subject Inventions and Licensable WFO Computer Software will be added to Exhibit A by amendment.


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--------------------------------------------------------------------------------

B.5      PERFORMANCE OBLIGATIONS

         B.5.1 LICENSEE will proceed diligently to develop, file relevant regulatory applications for and attempt to obtain relevant regulatory commercialization approvals with respect to the manufacturing, marketing, and sale of Licensed Products for all uses in the Field of Use. LICENSEE will file with the U.S. Food and Drug Administration at least one 510k Application or PMA (Pre-Market Approval) for clearance of Licensed Products for at least teletherapy uses within one (1) year of the Effective Date.

                  Notwithstanding any other term of this Agreement, for the purposes of (a) invoking/ complying with the Hatch-Waxman Act (35 U.S.C. ss.156) and any corresponding rules and regulations of the U.S. Patent & Trademark Office regarding patent term extension, and (b) seeking regulatory approval of LICENSEE'S Licensed Products and Licensed Methods, LICENSEE shall act as THE REGENTS' agent. To the extent deemed necessary by LICENSEE, in good faith, the Parties will cooperate to secure regulatory approval of LICENSEE'S Licensed Products and Licensed Methods.

         B.5.2 LICENSEE will release for distribution and offer Sales of Licensed Products by the later date of either October 1, 2000, or within sixty (60) days after the date of FDA clearance for teletherapy uses of Licensed Products.

         B.5.3 LICENSEE will have gross revenues from Sales of Licensed Products or use of Licensed Methods of at least Three Million Dollars ($3,000,000.00) per calendar year, as measured at the dose of LICENSEE'S business on December 31 of the


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--------------------------------------------------------------------------------

                  relevant calendar year, commencing with the later of calendar year 2001, or the first full calendar year after a Licensed Product has been released for distribution and offered for sale in accordance with paragraph B.5.2.

         B.5.4 LICENSEE will release for distribution and offer first OEM sale of Licensed Products that interface with radiation treatment planning systems that are manufactured and sold, or otherwise distributed to third parties, by entities other than LICENSEE by the later date of either October 1, 2001, or one year after initial release for distribution and offer of Sales of Licensed Products as defined in B.5.2. To the extent that some commercial entities may prefer to sublicense Licensed Patents and Licensed Copyrights rather than to purchase Licensed Products on an OEM basis, LICENSEE'S sublicenses may satisfy this OEM performance obligation.

         B.5.5 LICENSEE will release for distribution and offer first sale of Licensed Products in the Field of Use for brachytherapy by the later date of either October 1, 2002, or within sixty (60) days after the date of FDA clearance for brachytherapy uses of Licensed Products.

         B.5.6 LICENSEE will release for distribution and offer first sale of Licensed Products in the Field of Use for inverse treatment planning by the later date of either October 1, 2002, or within sixty (60) days after the date of FDA clearance for inverse treatment planning uses of Licensed Products.

         B.5.7 LICENSEE will release for distribution and offer first sale of Licensed Products in the Field of Use for electron radiotherapy by the later date of either October 1,


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--------------------------------------------------------------------------------

                  2002, or within sixty (60) days after the date of FDA clearance for electron radiotherapy uses of Licensed Products.

         B.5.8 The sales and other performance requirements specified above may, by mutual written consent of LICENSEE and THE REGENTS, be amended and/or extended at the written request of LICENSEE to THE REGENTS, based upon legitimate business or technical reasons specified in reasonable detail in such written request. THE REGENTS will not unreasonably withhold its consent to requests made in accordance with this paragraph.

         B.5.9 The first progress report will be due on February 28, 2000.

B.6      OPTION RIGHT

         THE REGENTS also grants to LICENSEE an option to negotiate terms under which THE REGENTS will add protons, neutrons or both particles to the Field of Use as otherwise defined in B.1.3 above (Option). The term of the Option will be eighteen (18) months from the Effective Date. LICENSEE may exercise this Option by providing THE REGENTS a written plan (Plan) for the development and commercialization of Licensed Products in the expanded Field of Use (Expanded FOU) which Plan is acceptable to THE REGENTS. LICENSEE will provide the Plan as soon as practical, but in no case later than fifteen (15) months after the Effective Date. Upon exercise of the Option, and acceptance of the Plan by THE REGENTS, THE REGENTS will negotiate in good faith terms for the Expanded FOU. Terms will include, but not be limited by, specific performance obligations of LICENSEE pertaining to regulatory


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--------------------------------------------------------------------------------

         approvals and sales of Licensed Products in the Expanded FOU and additional fees, royalties, or other compensation for the rights obtained by LICENSEE under the Option.




                                      -48-
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                                                                   Amendment One
--------------------------------------------------------------------------------

                         EXHIBIT C - FEES AND ROYALTIES

                                     NOTICE
                                     ------


       LICENSEE CONSIDERS INFORMATION IN THIS EXHIBIT C TO BE PROPRIETARY.

C.1      LICENSE ISSUE FEE

         C.1.1 As partial consideration for this Agreement, LICENSEE will pay to THE REGENTS a nonrefundable issue fee of Three Hundred Thousand Dollars ($300,000.00) (License Issue Fee) as follows:

                  C.1.1.1 Fifty Thousand Dollars ($50,000.00) to be paid when LICENSEE executes the Agreement.

                  C.1.1.2 Fifty Thousand Dollars ($50,000.00) to be paid no later than October 1, 1999.

                  C.1.1.3 Fifty Thousand Dollars ($50,000.00) to be paid no later than November 1, 1999.

                  C.1.1.4 Fifty Thousand Dollars ($50,000.00) to be paid no later than December 1, 1999.

                  C.1.1.5 Fifty Thousand Dollars ($50,000.00) to be paid no later than January 1, 2000.

                  C.1.1.6 Fifty Thousand Dollars ($50,000.00) to be paid no later than February 1, 2000.

         C.1.2 THE REGENTS will execute the Agreement after receipt of LICENSEE'S executed copies of the Agreement and payment of the first installment of the License Issue Fee specified in
                  C.1.1.1 above.


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--------------------------------------------------------------------------------

         C.1.3 The License Issue Fee will not be credited against any other royalty or fee due from LICENSEE to THE REGENTS.

         C.1.4 In the event that LICENSEE grants sublicenses, LICENSEE will collect an issue fee equal to or greater than the License Issue Fee. LICENSEE will pay to THE REGENTS fifty percent (50%) of any issue fee from sublicensing.

C.2      EARNED ROYALTIES

         In addition to the License Issue Fee, LICENSEE will pay THE REGENTS an earned royalty equal to eight percent (8%) of Net Sales by LICENSEE and any sublicensees. The earned royalty on sales of any Licensed Product that is sold as part of a larger product system, shall be based on the average Net Sales of that Licensed Product sold separately on a non-OEM basis over the relevant royalty reporting period. For the purposes of calculating earned royalties, the minimum value of any License Product shall be Fifty Thousand Dollars ($50,000.00) for the first two (2) full years after the date of initial release for distribution and offer of Sales of Licensed Products as specified in B.5.2. The minimum value shall be Thirty-Five Thousand Dollars ($35,000.00) for the next two (2) full years, and Twenty-Five Thousand Dollars ($25,000.00) thereafter. In the event that LICENSEE terminates the WFO without cause and without funding sufficient to complete the tasks and deliverables specified in Phase 1 (Technology Transfer and Clinical Implementation) of Attachment A to the WFO, the royalty rate specified above will be ten percent (10%).

         Payments of earned royalties will be in accordance with the requirements of Article 4.2 (SUBLICENSING RIGHTS AND OBLIGATIONS),
         Article 5 (FEES, ROYALTIES


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--------------------------------------------------------------------------------

         AND PAYMENTS) and Article 7 (PROGRESS AND ROYALTY REPORTS) of this Agreement.

C.3      MAINTENANCE FEES

         Beginning in calendar year 2000, LICENSEE will pay THE REGENTS a license maintenance fee of Thirty Five Thousand Dollars ($35,000.00) per calendar year, which will be due according to the schedule in CA. The maintenance fee in any calendar year will be creditable against the minimum annual royalty due in the same calendar year.

C.4      MINIMUM ANNUAL ROYALTIES

         LICENSEE will pay to THE REGENTS a minimum annual royalty according to the requirements of Article 5 (FEES, ROYALTIES AND PAYMENTS) and the schedule below. Earned royalties paid to THE REGENTS for Net Sales during a calendar year will be accrued and credited against the minimum annual royalty paid for that same calendar year.

         ------------------------------------- ---------------------------------- -----------------------------------
                    Calendar Year              Minimum Annual Royalty             Due Date in Calendar Year
         ------------------------------------- ---------------------------------- -----------------------------------
                         2000                             $35,000.00                         February 28
         ------------------------------------- ---------------------------------- -----------------------------------
                         2001                            $135,000.00                         February 28
         ------------------------------------- ---------------------------------- -----------------------------------
                         2002                            $200,000.00                         February 28
         ------------------------------------- ---------------------------------- -----------------------------------
                         2003                            $250,000.00                         February 28
         ------------------------------------- ---------------------------------- -----------------------------------
                         2004                            $325,000.00                         February 28
         ------------------------------------- ---------------------------------- -----------------------------------
         2005 and thereafter for the life of             $400,000.00                         February 28
         this Agreement
         ------------------------------------- ---------------------------------- -----------------------------------


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                                                                   Amendment One
--------------------------------------------------------------------------------

                   EXHIBIT D - MUTUAL NONDISCLOSURE AGREEMENT

           MUTUAL NONDISCLOSURE AGREEMENT FOR EXCHANGE OF INFORMATION
                   WITH LAWRENCE LIVERMORE NATIONAL LABORATORY


         This Agreement, effective on the date the last party signs, is made by and between NOMOS CORPORATION located at 2591 Wexford Bayne Road, Sewickley, PA 15143 and THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, located at 1111 Franklin Street, Oakland, CA 94607 ("THE REGENTS"), under its Contract No. W-7405-ENG-48 with the U.S. DEPARTMENT OF ENERGY ("DOE"), as operators of the LAWRENCE LIVERMORE NATIONAL LABORATORY, located at 7000 East Avenue, Livermore, CA 94550 ("LLNL").

         WHEREAS, THE REGENTS, as operators of LLNL, and NOMOS CORPORATION (hereinafter individually referred to as the "PARTY" or collectively as the "PARTIES") wish to exchange certain confidential and propriety information relating to applications of Monte Carlo technologies for radiation therapy ("PROPRIETARY INFORMATION"), this Agreement will govern the conditions of mutual disclosure of PROPRIETARY INFORMATION by the PARTIES.

The PARTIES hereby agree:

         (1) To perform all terms of this Agreement and to maintain the PROPRIETARY INFORMATION in confidence, giving it the same degree of care, but no less than a reasonable degree of care, as the receiving PARTY exercises with its own proprietary information to prevent its unauthorized disclosure;

         (2) To exchange and use the PROPRIETARY INFORMATION solely for the purpose of evaluation, testing, and development of potential collaborations, joint ventures, and/or license of the technology;

         (3) That neither PARTY, without the prior written consent of the other, will disclose any portion of the PROPRIETARY INFORMATION to others except to their employees, agents, consultants, subcontractors or Government personnel having a need to know in order to accomplish the sole purpose stated above, and who are bound by a like obligation of confidentiality under this Agreement;

         (4) That neither PARTY will have any obligation, nor will the DOE, assume any liability with respect to any portion of the PROPRIETARY INFORMATION that:

                  (a) the receiving PARTIES can demonstrate by written record was previously known to them;

                  (b) is, or becomes, available to the public through no fault of the PARTIES;


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                  (c)      is lawfully obtained by the PARTIES from a third
                           party and is not subject to an obligation of confidentiality owed to the third party; or

                  (d) is independently developed by or for the PARTIES Independent of any disclosure hereunder.

         (5) That PROPRIETARY INFORMATION disclosed by the PARTIES Will be in writing and clearly marked "PROPRIETARY INFORMATION" or its equivalent. If such PROPRIETARY INFORMATION is initially disclosed orally or by demonstration, it will be identified as PROPRIETARY INFORMATION or us equivalent at the time of disclosure. The disclosing PARTY will, within thirty (30) days thereafter (a) reduce such PROPRIETARY INFORMATION to writing or other tangible form, referencing the date and type of PROPRIETARY INFORMATION disclosed, and mark it as PROPRIETARY INFORMATION or its equivalent; and (b) deliver a copy to the receiving PARTY. All protections and restrictions as to use and disclosure will apply during such thirty (30) day period.

         (6) That all rights and title to the PROPRIETARY INFORMATION disclosed under this Agreement Will remain the property of disclosing PARTY unless otherwise agreed to in writing by the PARTIES.

         (7) That PROPRIETARY INFORMATION provided by any disclosing PARTY to any receiving PARTY shall be returned to the disclosing PARTY within five (5) days of written request for such return by the disclosing PARTY.

         (8) That no copies shall be made by a receiving PARTY of any PROPRIETARY INFORMATION without the express written consent of the disclosing PARTY. Any copies so authorized shall be returned to the disclosing PARTY or destroyed in accordance with the term and demand provisions of this Agreement.

         (9) That the receiving PARTY agrees that with regard to any pattern application provided as PROPRIETARY INFORMATION under this Agreement that no protest, public use proceeding, copied claims for provoking interference, or other action impeding Issuance of any patent based on the disclosed application shall be filed by the receiving PARTY prior to issuance of such patent.

         (10) The PARTIES agree that any photocopy or facsimile copy of this fully-executed agreement shall have the same legal force and effect as any copy bearing original signatures of the PARTIES.

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

         TECHNICAL CONTACT FOR COMPANY:        TECHNICAL CONTACT FOR LLNL:

         Name:    Robert Otes                  Name:      Ralph Patterson
         Company: NOMOS Corporation            Company:   Lawrence Livermore
         Address: 2591 Wexford Bayne Road                 National Laboratory
                  Sewickley, PA  15143         Address:   7000 East Avenue
         Phone:   (724) 934-8200                          P.O. Box 808, L-051
         Fax:     (724) 934-5488                          Livermore, CA  94550
                                               Phone:     (925) 423-5723
                                               Fax:       (925) 422-9523


It is further agreed that the furnishing of PROPRIETARY INFORMATION does not constitute any grant or license to the other PARTY for any legal rights now or hereinafter held by either PARTY.

This Agreement will be subject to, and interpreted in accordance with, the laws of the State of California.

Unless terminated earlier by thirty (30) days written notice by either PARTY to the other, this Agreement will remain in effect for two (2) year(s) from the effective date first written above, at which time the receiving PARTY will return or destroy the PROPRIETARY INFORMATION within thirty (30) days of the termination of this Agreement. If the PROPRIETARY INFORMATION is destroyed, a certificate of destruction must be furnished to the disclosing PARTY within the thirty (30) days. The secrecy and non-use obligations of the receiving PARTY set forth above will remain in effect for five (5) years from the effective date.

The receiving PARTY acknowledges its obligations to control access to technical data under the U.S. Export Laws and Regulations and agrees to adhere to such Laws and Regulations with regard to any technical data received under this Agreement.

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

Any modification to this Agreement must be in writing and signed by the duly authorized representative of each PARTY.


NOMOS CORPORATION                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA,
                                    LAWRENCE LIVERMORE NATIONAL LABORATORY

By: /s/ Anil Rastogi                By:  /s/ Kathy Kaufman
   -------------------------------     -------------------------------------

Name:  A. K. Rastogi                Name: for Karena McKinley
     -----------------------------       -----------------------------------

Title: President & CEO              Title: Director
      ----------------------------        -----------------------------------
                                          Industrial Partnerships and
                                          Commercialization

Date: 12/11/98                      Date:12/8/98
      ---------------------------        ----------------------------------



RETURN TO:            Lawrence Livermore National Laboratory
                      ATTN:  Linda Lerner
                      7000 East Avenue
                      P.O. Box 808, L-795
                      Livermore, CA  94551

cc:      James Somercom, L-795

NOMOS CORPORATION             ATTACHMENT 1          Radiation Treatment Planning
                                                                   Amendment One
--------------------------------------------------------------------------------

                         EXHIBIT E - LICENSED TRADEMARKS

----------------------------------------- ------------------------------------
LICENSED TRADEMARK                        TERRITORY
----------------------------------------- ------------------------------------
"PEREGRINE"                               United States of America
                                          Europe
                                          Canada
                                          Japan
----------------------------------------- ------------------------------------
"PEREGRINE Dose Calculation Engine"       United States of America
----------------------------------------- ------------------------------------
"PEREGRINE 3d Monte Carlo"                United States of America
----------------------------------------- ------------------------------------